SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS
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                      AMERICAN GENERAL LIFE INSURANCE COMPANY
                          VARIABLE ANNUITY ACCOUNT SEVEN
           Polaris Platinum O-Series Variable Annuity dated May 1, 2013
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        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          FS VARIABLE SEPARATE ACCOUNT
           Polaris Platinum O-Series Variable Annuity dated May 1, 2013
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On or about October 1, 2013, the investment manager of the following variable portfolios changed as follows:

UNDERLYING FUNDS:            PREVIOUSLY MANAGED BY:              MANAGED BY (on or about October 1, 2013):
Blue Chip Growth Portfolio   SunAmerica Asset Management Corp.   Massachusetts Financial Services Company
Real Estate Portfolio        Davis Selected Advisers, L.P.       Pyramis Global Advisors, LLC


Effective October 1, 2013, the 2-Year DCA Fixed Account is not available for investment for prospectively issued contracts. The 2-Year DCA Fixed Account will remain available for subsequent Purchase Payments on contracts issued initially with the 2-Year DCA prior to October 1, 2013.

The following replaces the "Joint Ownership" subsection in the PURCHASING A POLARIS PLATINUM O-SERIES VARIABLE ANNUITY section of the prospectus:

Joint Ownership

We allow this contract to be jointly owned by spouses (as determined for federal tax law purposes). The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. There are also states that require us to issue the contract to non-spousal joint Owners. However, non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract. Therefore, the ability of such non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited.

The following paragraph replaces the 3rd paragraph under the subheading "General Information Applicable to the Living Benefit" in the OPTIONAL LIVING BENEFIT section of the prospectus:

This optional Living Benefit is designed for individuals and spouses. Thus, if a contract is jointly owned by non-spousal joint Owners (which can include Domestic Partners) and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

The following paragraph replaces the 1st paragraph under the heading "SPOUSAL CONTINUATION" in the DEATH BENEFITS section of the prospectus:

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract. If the Continuing Spouse terminates any optional death benefit, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.

The following replaces the Free Look provision for Florida in the STATE CONTRACT AVAILABILITY AND/OR VARIABILITY appendix of the prospectus:

PROSPECTUS PROVISION     AVAILABILITY OR VARIATION                   STATES
--------------------     -------------------------                   ------
Free Look                The Free Look period is 21 days and the     Florida
                         amount is calculated as the value of your contract plus fees and charges on the day we receive your request in Good Order at the Annuity Service Center.


Dated:  October 1, 2013

           Please keep this Supplement with your Prospectus